UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 15, 2010

SMITHTOWN BANCORP, INC.
(Exact name of registrant as specified in its charter)

New York	000-13314	11-2695037

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Motor Parkway, Suite 160, Hauppauge, New York	11788

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 631-360-9300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On July 15, 2010, Smithtown Bancorp, Inc. (“Smithtown”) announced its entry into a definitive agreement to merge with and into People’s United Financial, Inc.  Smithtown issued a press release in connection with the announcement, which is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits

99.1                      Press Release, dated July 15, 2010.

Where Investors Can Find More Information

In connection with the proposed merger, People’s United Financial, Inc. (“People’s”) will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Smithtown and a Prospectus of People’s, as well as other relevant documents concerning the proposed transaction.  Investors are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.  Investors will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about People’s and Smithtown at the SEC’s Internet site (http://www.sec.gov).  Investors will also be able to obtain these documents, free of charge, from People’s by accessing People’s United website at www.peoples.com under the tab “Investor Relations” and then under the heading “Financial Information” or from Smithtown by accessing Smithtown’s website at www.bankofsmithtownonline.com under the tab “Investor Relations” and then under the heading “SEC Filings.”

People’s and Smithtown and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Smithtown in connection with the proposed merger.  Information about the directors and executive officers of People’s is set forth in the proxy statement for People’s’ 2010 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 23, 2010.  Information about the directors and executive officers of Smithtown is set forth in the proxy statement for Smithtown’s 2010 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 12, 2010.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Investors may obtain free copies of this document as described in the preceding paragraph.

Forward-Looking Statements

Certain statements contained in this release that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such.  In addition, certain statements may be contained in Smithtown’s future filings with the Securities and Exchange Commission, in press releases, and in oral and written statements made by Smithtown or with Smithtown’s approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act.  Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of Smithtown’s plans, objectives and expectations or those of Smithtown’s management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements.  Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements.  Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to:  local, regional, national and international economic conditions and the impact they may have on Smithtown and Smithtown’s customers and Smithtown’s assessment of that impact, changes in the level of non-performing assets and charge-offs; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism; the timely development and acceptance of new products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowings and savings habits; changes in the financial performance and/or condition of Smithtown’s borrowers; technological changes; acquisitions and integration of acquired businesses; the ability to increase market share and control expenses; changes in the competitive environment among financial holding companies and other financial service providers; the quality and composition of Smithtown’s loan or investment portfolio; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which Smithtown and Smithtown’s subsidiaries must comply; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in Smithtown’s organization, compensation and benefit plans; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; greater than expected costs or difficulties related to the opening of new branch offices or the integration of new products and lines of business, or both; and/or Smithtown’s success at managing the risk involved in the foregoing items.

Forward-looking statements speak only as of the date on which such statements are made.  Smithtown undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smithtown Bancorp, Inc. (Registrant)

Date: July 15, 2010	By: Bradley E. Rock
Name: Bradley E. Rock
Title: Chairman & Chief Executive
Officer